Targeted Regeneration Corporate Presentation April 1, 2024 Exhibit 99.2

Legal Disclaimers © 2024 Surrozen, Inc.      This presentation contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are accompanied by words such as “will,” “plan,” “intend,” “potential,” “expect,” “could,” or the negative of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Surrozen’s discovery, research and development activities, in particular its development plans for its product candidates SZN-043 and SZN-413 (including anticipated clinical development timelines and the availability of data, the potential for such product candidates to be used to treat human disease), the potential and timeline to nominate the lead development candidate pursuant to its partnership with Boehringer Ingelheim.  These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the management of Surrozen and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Surrozen. These forward-looking statements are subject to a number of risks and uncertainties, including the initiation, cost, timing, progress and results of research and development activities, preclinical or and clinical trials with respect to SZN-043, SZN-413, and potential future drug candidates; Surrozen’s ability to fund its preclinical and clinical trials and development efforts, whether with existing funds or through additional fundraising; Surrozen’s ability to identify, develop and commercialize drug candidates; Surrozen’s ability to successfully complete preclinical and clinical studies for SZN-043, SZN-413, or other future product candidates; the effects that arise from volatility in global economic, political, regulatory and market conditions; and all other factors discussed in Surrozen’s Annual Report on Form 10-K for the year ended December 31, 2022 and Surrozen’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 under the heading “Risk Factors,” and other documents Surrozen has filed, or will file, with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Surrozen presently does not know, or that Surrozen currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Surrozen’s expectations, plans, or forecasts of future events and views as of the date of this presentation. Surrozen anticipates that subsequent events and developments will cause its assessments to change. However, while Surrozen may elect to update these forward-looking statements at some point in the future, Surrozen specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Surrozen’s assessments of any date after the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investment Highlights © 2024 Surrozen, Inc. Innovator in modulating the Wnt pathway for tissue regeneration; attractive, novel treatment strategy for large markets with high unmet need First-in-class SZN-043 antibody in Phase 1 – Phase 1b dose selected for advancement Phase 1b efficacy data expected in 1H 2025 Potential for Breakthrough Therapy Designation for SZN-043 in Severe Alcohol-Associated Hepatitis Proprietary antibody platforms: SWAPS (Surrozen Wnt signal activating proteins) and SWEETS (Surrozen Wnt signal enhancer engineered for tissue specificity) Robust patent estate with multiple issued patents and 25+ applications Validated by collaboration with Boehringer Ingelheim in ophthalmology with potential for non-dilutive cash in 2024

Prominent Role in Wnt Biology Breakthroughs

Our Discoveries Enabled the Pursuit of Selectively Harnessing the Wnt Pathway for Regeneration

DISCOVERIES

Discoveries form the foundation of our proprietary technologies

- First synthetic, soluble Wnt mimetics
- Multivalent binding required to confer potency and selectivity
- Multivalent bi-specific antibody formats for optimal activity
- R-Spondin mimetic technology and potential role in regeneration
- Fzd4 agonism therapeutic potential in retinopathies

PUBLICATIONS

Surrogate Wnt agonists that phenocopy canonical Wnt and β-catenin signalling nature

cmgh

Robust Colonic Epithelial Regeneration and Amelioration of Colitis Via FZD-Specific Activation of Wnt Signaling

Tissue-targeted R-spondin mimetics for liver regeneration

SCIENTIFIC REPORTS natureresearch

Development of Potent, Selective Surrogate Wnt Molecules and Their Application in Defining Frizzled Requirements

CellPress

nature communications

Therapeutic blood—brain barrier modulation and stroke treatment by a bioengineered FZD4-selective Wnt surrogate in mice tvst an ARVO Journal

SZN-413, a FZD4 Agonist, as a Potential Novel Therapeutic for the Treatment of Diabetic Retinopathy

SURROZEN

© 2024 Surrozen, Inc. 4

Wnt Biology Drives R&D Pipeline

Program	Indication	Research	Preclinical	Phase 1	Phase 2	Phase 3	Partnerships	Status
SZN-043	Severe Alcohol-Associated Hepatitis	████	████	████				Phase 1a study complete; Initiating Phase1b study
SZN-413	Retinopathies	████	██				Boehringer Ingelheim	

Additional preclinical programs in cornea, retina and lung leverage scientific capabilities and approach to modulating the Wnt pathway

SURROZEN

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Momentum Building with Significant Catalysts/Milestones

Program	Indication	2024	2024	2025
SZN-043	Severe Alcohol-Associated Hepatitis	*Ph1 Safety*	*Initiate/enroll Phase 1b*	*Ph1b POC efficacy; Initiate Ph2/Ph3*
SZN-413 (Boehringer Ingelheim)	Retinopathies	*Preclinical*	*Potential $10M Milestone*	
Cornea	Fuchs' Endothelial Corneal Dystrophy	*Candidate Nomination*		*IND/Ph1 POC*
Retinal	Dry AMD	*In-Vivo Data*		

SURROZEN

© 2024 Surrozen, Inc.

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Liver Program SZN-043 Hepatocyte-Targeted R-spondin Mimetic (SWEETS) for Severe Alcohol-Associated Hepatitis Mutated RSPO2 Anti-ASGR1 IgG Effector-less hIgG1

SZN-043 Program Summary Antibody Targeted to Liver that Mimics Endogenous R-Spondin to Mediate Liver Regeneration © 2024 Surrozen, Inc. Phase 1b study commencing in early 2024 in severe alcohol-associated hepatitis (SAH) Potential for Breakthrough Therapy Designation; Phase 2/3 adaptive trial design precedent set for SAH Phase 1 single and multiple dose safety studies in healthy volunteers demonstrated acceptable safety and tolerability up tp 1.5mg/kg Demonstrated activation of Wnt signaling, target engagement and effects on liver function in patients with a history of liver disease and cirrhosis Multiple pre-clinical models of acute and severe liver injury demonstrate that SZN-043 rapidly stimulates mature hepatocyte proliferation and improved liver function Proliferative and functional effects of SZN-043 directly address pathology of alcohol-associated hepatitis - rapid hepatocyte loss leading to high mortality rate

SZN-043 Potential to Transform Patient Outcomes in SAH

Well Validated Endpoints; Potential Rapid Pathway to Approval; Unmet Medical Need

Why Severe Alcohol-Associated Hepatitis?

- 130,000 patients in the U.S. hospitalized with SAH[1]
- 90-day mortality 30% in high MELD score patients[2]
- No approved drugs for SAH – steroid used in minority but no effect on mortality at 90 days[1]
- Potential for rapid development and regulatory path[1]
- Intermediate endpoints like Lille score strongly correlated with survival[3]



Sources: 1. Analysis by Clearview Health Partners for Surrozen; HCUP National Inpatient Sample (NIS); Physician Market Research
2. Hughes et al (2018). PLoSONE13(2):e0192393
3. Mehta H, Dunn W (2022). J Clin and Exp Hepatology

Our Solution


Mutated RSPO2
Anti-ASGR1 IgG
Effector-less hIgG1

MOA: SZN-043 designed to addresses underlying pathophysiology

- Hepatocyte proliferation & Wnt signaling correlated with improved survival
- Upregulation of Wnt signaling implicated in improved liver function

Selectivity achieved through inclusion of ASGR1 binder

SURROZEN
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SZN-043 Phase 1a Clinical Trial Summary Moving Forward with 0.5mg/kg to 1.5mg/kg in Phase Ib © 2024 Surrozen, Inc. Safety & PK Adverse events assessed to be drug related were mild to moderate, all resolving during the study In healthy volunteers, a few asymptomatic and transient transaminase elevations (ranging from mild to moderate) were observed which resolved without intervention, and with no clinical sequelae No drug related adverse events reported in patients with cirrhosis at any dose No Suspected Unexpected Severe Adverse Reactions (SUSARs) have been observed PK consistent with expectations and supportive of the planned doses, schedule and route of administration for SAH Effects on liver function, PD Activity & Target Engagement in Cirrhotics Demonstrated dose dependent pharmacodynamic (PD) activity through activation of Wnt signaling as assessed by methacetin breath test* Target engagement was confirmed via transient increases in alkaline phosphatase (ALP)** Effects on liver function as measured by HepQuant*** *Methacetin breath test measures activation of the Wnt pathway via the metabolism of a Wnt target gene (CYP1A2) substrate **Increases in ALP are indicative of SZN-043 binding to its targeting receptor ASGR1 and reduction in its capacity to clear ALP, consistent with observations in other ASGR1 binding agents ***HepQuant is a test that measures cholate clearance, a liver specific function that quantifies liver function

PD: Breath Test Results Indicate Activation Of Wnt Pathway In Cirrhotics Test Measures Metabolism of Methacetin by Wnt Pathway Gene (CYP2A1) © 2024 Surrozen, Inc.

SZN-043 Demonstrated Effects on Liver Function in Cirrhotics Improved Portal Hepatic Filtration Rate and Disease Severity Index © 2024 Surrozen, Inc. HepQuant test measures cholate clearance, a liver specific function that quantifies liver function Demonstrated improved portal hepatic filtration rate and disease severity index Returned portal hepatic filtration rate and disease severity index to normal % Change at day 7 (ml/kg/min) 1) Mcrae et al. Translational Research (2023) Disease Severity Index Placebo Subject 1 Subject 2

Mean (SD) Serum SZN-043 Concentrations Following an IV dose

	1 mg/kg	3 mg/kg	0.5 mg/kg X2	1 mg/kg X2	0.5 mg/kg cirr
AUC (µg-day/mL)	3.2 (1.9)	34.9 (6.6)	2.09 (1.81)	6.03 (1.47)	0.475 (0.145)
CL (ml/day/kg)	454 (324)	89.0 (19.8)	734 (450)	352 (104)	1110 (310)
Terminal half-life (Days)	0.737 (0.218)	3.40 (1.27)	1.06 (1.09)	0.843 (0.546)	0.346 (0.160)
C_{max} (µg/mL)	12.6 (4.12)	61.9 (8.25)	4.68 (1.74)	12.9 (1.63)	4.61 (0.477)



100
10
1
0.1
0.01
µg/mL
0
1
2
3
4
5
6
7
8
9
10
11
Days
1 mg/kg
3 mg/kg
0.5 mg/kg cirr
1 mg/kg cirr
0.5 mg/kg MD
1 mg/kg HV MD

SURROZEN

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SZN-043: Severe Alcohol-Associated Hepatitis | Fast Path to POC

- Short-term IV treatment for rapid hepatocyte regeneration in an acute setting of hepatocyte loss
- Potential for Breakthrough or Fast Track designation based
- Phase 2/3 adaptive design may accelerate development timeline, primary endpoint readout at 90 days
- Potential for development in additional severe liver diseases

	Phase 1A	Phase 1B	Phase 2/3
Pop	Healthy Volunteers Chronic Liver Dx	SAH	SAH
N	36	18 - 30	~300
Design	SAD/MAD Placebo-controlled	SAD/MAD Open-label, SOC Controlled	TBD
Countries	New Zealand Single-Site	Multi-country Multi-Site	Multi-country Multi-Site
Safety/PK/ADA	✓	✓	✓
Efficacy		✓ (Lille & MELD)	✓ (90 Day Mortality)
Inform Dose	✓	✓	✓
Evidence of Pharmacology	Preliminary	✓	✓
Additional Endpoints	PD Biomarkers	PD Biomarkers, Quality of Life, Health Outcome Assessments	Quality of Life, Health Outcome Assessments

Lille & MELD (model for end-stage liver disease score) scores have been shown to correlate with clinical improvement and 90-day survival

SURROZEN

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Ammonia SZN-043 In Vivo Effects Liver Specific Proliferation, Functional Improvement, Fibrosis Regression Compelling Preclinical Data >25 preclinical studies conducted Selectively activates Wnt Signaling in Hepatocytes Selectively Induces hepatocyte proliferation  Rapidly improves liver function Reduces markers of liver injury & inflammation No adverse findings in GLP tox studies Fibrotic Area Fibrotic Area Regression of Fibrosis Clotting Time* AST:ALT ratio Improvement in Liver Function Alcohol liver injury model TAA model Anti-GFP SZN-043 NOD.CB17-Prkdcscid/J C57BL/6J INR (units) © 2024 Surrozen, Inc.

SZN-413 Program

SZN-413 Program Summary Antibody Targeted to Fzd4 which is Known to Mediate Proper Function of Retinal Vascular Endothelial Cells © 2024 Surrozen, Inc. Novel mechanism for treatment of retinopathies that can directly reduce leakage and potentially reduce VEGF production Multiple preclinical models of retinal injury demonstrated that SZN-413 rapidly reduces vascular leakage and avascular areas SZN-413 was licensed to Boehringer-Ingelheim (BI) under an October 2022 collaboration agreement Surrozen received $12.5M upfront; potential milestones of up to $586.5M; mid-single to low double-digit royalties Potential $10M milestone payment in 2024

SZN-413: Potential for Full Reversal of Patient’s Retinopathy SZN-413 Vehicle Aflibercept Retinal Vascular Program SZN-413 addresses retinal non-perfusion and vascular leakage simultaneously Fzd4/Norrin signaling plays critical role in maintenance of retinal vasculature integrity SZN-413 (Fzd4/LRP5 SWAP Wnt Mimetic): Stimulated Wnt signaling Increased tight junction protein expression in endothelial cells  Restored norrin function in Ndp KO mice Reduced avascular area & pathologic NV tuft formation in OIR model Reduced vascular leakage in VEGF-induced retinal model Nguyen et al., 2022 © 2024 Surrozen, Inc.

Cornea and Retinal Programs

Surrozen Wnt Agonist Significantly Reduces Corneal Thickness in Model of Corneal Dystrophy

Corneal Endothelium: Fuchs' Dystrophy

Rationale

- Fuchs' leads to vision loss and discomfort; 4% of adults >40 have signs of FECD in U.S.[1]
- Need for novel therapies to slow progression or improve surgical outcomes
- Wnt receptors expressed in normal and Fuchs' diseased tissues
- Strategy: Wnt activation to regenerate corneal endothelial cells, reducing swelling & improving vision

Preclinical Data: Surrozen Wnt agonists

- Enhanced proliferation of human corneal cells
- Reduced corneal thickness and opacity

Preclinical Efficacy Studies with Surrozen Wnt Agonist



Corneal Thickness
300
250
200
150
100
-1
0
1
2
3
4
5
6
Days
n=55
n=5
n=55
n=6
n=65
n=6
n=65
n=6
n=59
n=6
n=47
n=5
n=3
n=1
***
**
Anti-GFP
Wnt Agonist
animals
studies

Anti-GFP

Wnt Agonist



D0
D1
D2
D3
D4
D5

SURROZEN

Sources: 1. FECD Market Insight, Epidemiology and Market Forecast Report. Delveinsight Nov 2022

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Potential Approaches for Wnt in Dry AMD Wnt Activation Could Impact Disease Through Two Mechanisms RPE Photoreceptor Wnt/β-catenin signaling Protection/Regeneration 1. RPE Regeneration 2. Photoreceptor Regeneration © 2024 Surrozen, Inc.

Momentum Building with Significant Catalysts/Milestones

Program	Indication	2024	2024	2025
SZN-043	Severe Alcohol-Associated Hepatitis	*Ph1 Safety*	*Initiate/Enroll Ph1b*	*Ph1b POC Efficacy; Initiate Ph2/Ph3*
SZN-413 (Boehringer Ingelheim)	Retinopathies	*Preclinical*	*Potential $10M Milestone*	
Cornea	Fuchs' Endothelial Corneal Dystrophy	*Candidate Nomination*		*IND/Ph1 POC*
Retinal	Dry AMD	*In-Vivo Data*		

SURROZEN

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Appendix © 2024 Surrozen, Inc.

Glossary ADA –  Anti-drug antibodies AE – Adverse events (SAE – serious AE) AH – Alcohol-associated hepatitis ALP – Alkaline Phosphatase ALT – Alanine Aminotransferase AMD – Age-related macular degeneration ASGR1 – Asiaglycoprotein receptor 1 AST – Aspartate aminotransferase AT1/AT2 – Alveolar type epithelial cell AUC – area under the curve BW - biweekly CCL4 - carbon tetrachloride DME – Diabetic macular edema Dx – Diagnosis ETOH – Ethyl alcohol FECD – Fuchs' endothelial corneal dystrophy Fzd – Frizzled GFP – Green fluorescence protein GLP – glucagon-like peptide HNF alpha - Hepatocyte nuclear factor 4 alpha HV – Healthy volunteer IgG – Immunoglobulin G IV – Intravenous KO – Knock-out model Lille – Prognostic model for AH Lrp – Lipoprotein receptor-related protein MAD – Mulgtiple ascending dose MELD – Model for end-stage liver disease score Mg – Milligrams MOA – Mechanism of action Ndp – Norrie disease gene NV – Neovascularization OCA – obeticholic acid PD – Pharmacodynamics PK – Pharmacokinetic POC – Proof-of-concept QD - daily MAD – Multiple ascending dose RPE – Retinal pigment enpithelial tears SAD – Single ascending dose SAH – Severe alcohol-associated hepatitis SOC – Standard of care SUSARs – Suspected unexpected severe adverse reactions SWAP – Surrozen Wnt signal activating proteins SWEETS – Surrozen Wnt enhancer engineered for tissue specificity TA– Transaminase TAA – Thioacetamide VEGF – vascular endothelial growth factor © 2024 Surrozen, Inc.